Exhibit 99.1

Genius Sports Group Acquires Sportzcast Inc, a Leading U.S. Scoreboard Data Company

Acquisition of synergistic technology deepens GSG’s reach with sports leagues and federations to drive growth across data, streaming and media

•	Sportzcast’s proprietary “Scorebot” system delivers real-time official game data directly from stadia scoreboards.

•	Sportzcast’s technology to accelerate scaling of GSG’s media and streaming businesses and enhance core data products

•	Transaction builds on GSG’s track record of acquiring and scaling emerging innovative technologies to strengthen its sports partnerships and drive customer growth

NEW YORK, NY – December 14, 2020 – Genius Sports Group Limited (“GSG” or “Genius”), a leading provider of sports data and technology powering the sports, betting, and media ecosystem, announced today that it has entered into a definitive agreement to acquire Sportzcast Inc. (“Sportzcast”), a leading U.S. manufacturer of sports scoreboard data distribution systems. Terms of the deal were not disclosed.

Sportzcast’s proprietary “Scorebot” system links directly to existing event venue scoreboards to deliver accurate and official real-time game data in a universal data format. This data is critical to many in-venue and offsite applications, including sports production, broadcast, coaches’ tool platforms, and sportsbooks. Through this technology, GSG will receive the highest quality sports data available, enabling Genius to enhance its customer propositions across its data, streaming and media businesses.

“Acquiring Sportzcast expands Genius’ official data offering and relevance in the US and worldwide, making us even more compelling to sports leagues and federation partners,” said Genius Sports CEO and co-founder Mark Locke. “This acquisition is yet another milestone in GSG’s rapid, continued growth. We are excited to continue executing on our strategy by leveraging Sportzcast’s incredible technology to scale our streaming and media businesses and bolster our core data products.”

Sportzcast has installed Scorebots, which are compatible with over 194 different scoreboard systems, in over 6,000 sports venues worldwide. Sportzcast’s technology is essential to over 400 U.S. Colleges and Universities and over 50 live sports event streaming services.

“Genius is the ideal partner to accelerate our innovation and supercharge Sportzcast’s global growth through its strong distribution network,” said Sportzcast President Michael Connell. “We are thrilled to join the Genius team and offer exciting new capabilities for our customers and partners.”

On October 27, 2020, GSG entered into a business combination agreement (the “Business Combination Agreement”) with dMY Technology Group II, Inc. (the transactions contemplated by the Business Combination Agreement, the “Business Combination”). (. Upon the closing of the transaction, the combined company expects its ordinary shares and warrants to trade on the NYSE under the symbols “GENI” and “GENI WS,” respectively.

About Genius Sports

Genius Sports Group is the official data, technology and commercial partner that powers the global ecosystem connecting sports, betting and media. We are a global leader in digital sports content, technology and integrity services. Our technology is used in over 150 countries worldwide, empowering sports to capture, manage and distribute their live data and video, driving their digital transformation and enhancing their relationships with fans.

We are the trusted partner to over 500 sports organizations globally, including many of the world’s largest leagues and federations such as the NBA, Premier League, AFA, FIBA, NCAA, NASCAR and PGA TOUR.

Genius Sports Group is uniquely placed through cutting-edge technology, scale and global reach to support our partners. We are more than just a technology company, we build long-term relationships with sports at all levels, helping them to control and maximize the value of their content while providing technical expertise and round-the-clock support.

About Sportzcast

Sportzcast is an international leader in the development of real-time scoreboard data integrations. Their proprietary technology allows for the standardization and distribution of real-time game data from venue scoreboard systems around the world. Over the past decade, their engineers have provided real-time data from all types of sporting events including basketball, football, baseball, softball, swimming, soccer and more.

Sportzcast technology has been connected in over 6,000 venues worldwide for clients at all levels of competition, including members of the NBA, FIBA, NCAA, NIAAA, NFHS and U.S. Olympic Sports organizations.

Originating from the official venue scoring system, Sportzcast real-time data feeds are the fastest and most accurate and event data in the industry. Sportzcast partners with leading technology companies to enable workflow enhancements into numerous professional applications such as broadcast graphics, replay systems, postproduction editing suites, coaches’ tools, web applications and more.

About dMY Technology Group II, Inc.

dMY Technology Group, Inc. II (“dMY”) is a publicly traded special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. dMY II’s units, common stock and warrants trade on the NYSE under the ticker symbols “DMYD.U,” “DMYD,” and “DMYD WS” respectively. More information can be found at www.dmytechnology.com.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Galileo NewCo Limited (“NewCo”) intends to file a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of dMY’s Class A common stock in connection with dMY’s solicitation of proxies for the vote by dMY’s stockholders with respect to the Business Combination and other matters as may be described in the definitive proxy statement, as well as the prospectus relating to the offer and sale of the securities of NewCo to be issued in the Business Combination. dMY’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, dMY and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to dMY’s stockholders as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: dMY Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi.

Participants in the Solicitation

dMY and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in dMY is contained in the Registration Statement on Form S-1, which was filed by dMY with the SEC on June 26, 2020 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to dMY Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

GSG’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of dMY in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements. These forward-looking statements include, without limitation, dMY and GSG’s and NewCo’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination, the satisfaction of the closing conditions to the proposed Business Combination and the timing of the completion of the Business Combination. For example, projections of future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY and its management, NewCo and GSG and their management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against dMY, GSG, the combined company or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of dMY, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of dMY or GSG’s as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that dMY, GSG or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the proposed business combination; (12) GSG’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY’s final prospectus relating to its initial public offering dated August 17, 2020 and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the proxy statement relating to the Business Combination expected to be filed by dMY.

Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of dMY, GSG’s or NewCo undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Contacts

Genius Sports Group Limited:

Chris Dougan, Chief Communications Officer

+1 (202) 766-4430

chris.dougan@geniussports.com

Tristan Peniston-Bird, The One Nine Three Group

+44 7772 031 886

tristan.peniston-bird@the193.com

Investors

Will Rodd, The One Nine Three Group

+1 917 714 1791

will.rodd@the193.com

Sportzcast:

Sam Provencher, Director of Sales Marketing

+1 321-888-3800

sam@sportzcast.net